UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

HILLENBRAND, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 931-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 15, 2025, Hillenbrand, Inc., an Indiana corporation (“Hillenbrand”), issued a press release announcing that it had entered into a definitive agreement to be acquired by an affiliate of Lone Star Funds (“Lone Star”). A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 15, 2025, issued by Hillenbrand, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

Important Information and Where to Find It

In connection with the proposed transaction between Hillenbrand and Lone Star, Hillenbrand will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to shareholders of Hillenbrand. Hillenbrand may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document Hillenbrand may file with the SEC. Investors and security holders are urged to read the proxy statement and any other relevant documents that are filed or will be filed with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety because they contain or will contain important information about the proposed transaction and related matters. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Hillenbrand through the SEC’s website at https://www.sec.gov, through Hillenbrand’s investor relations website at https://ir.hillenbrand.com or by contacting Hillenbrand’s investor relations team at investors@hillenbrand.com or 812-931-5036.

Participants in the Solicitation

Hillenbrand and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Hillenbrand’s shareholders in connection with the proposed transaction between Hillenbrand and Lone Star. A description of participants’ direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. Information regarding Hillenbrand’s directors and executive officers is contained in Hillenbrand’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on January 7, 2025, in the sections “Proxy Statement Summary,” “Proposal No. 1 – Election of Directors,” “The Board of Directors and Committees,” “Security Ownership of Directors and Management,” “Executive Compensation” and “Compensation of Directors”; in Item 1 of Hillenbrand’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on November 19, 2024, under the heading “Information About Our Executive Officers”; and in Hillenbrand’s current reports on Form 8-K filed with or furnished to the SEC on February 18, 2025, May 15, 2025 and June 26, 2025. Additional information regarding ownership of Hillenbrand’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents and the other SEC filings described in this paragraph may be obtained free of charge through the SEC’s website at https://www.sec.gov or through Hillenbrand’s investor relations website at https://ir.hillenbrand.com.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the proposed acquisition of Hillenbrand by an affiliate of Lone Star Funds through a merger transaction (the “Merger”), including financial estimates and statements as to the expected timing, completion and effects of the Merger, as contrasted with historical information. Forward-looking statements are based on assumptions that Hillenbrand believes are reasonable, but by their very nature are subject to a wide range of risks. If Hillenbrand’s assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections. The following list, though not exhaustive, contains words that indicate a forward-looking statement:

intend	believe	plan	expect	may	goal	would
project	position	future	outlook	become	pursue	estimate
will	forecast	continue	could	anticipate	remain	likely
target	encourage	promise	improve	progress	potential	should
impact	strategy	assume

Forward-looking statements are not guarantees of future performance, and Hillenbrand’s actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond Hillenbrand’s control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to the risk that the Merger may not be consummated in a timely manner or at all; the possible inability of the parties to the definitive agreement for the Merger (the “Merger Agreement”) to obtain the required regulatory approvals for the Merger and to satisfy the other conditions to the closing of the Merger, including approval of the Merger Agreement by Hillenbrand’s shareholders, on a timely basis or at all; the possible occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the risk that the Merger Agreement may be terminated in circumstances that require Hillenbrand to pay a termination fee; the risk that the relevant affiliates of Lone Star Funds fail to obtain on a timely basis or at all the financing necessary to complete the Merger; potential litigation relating to the Merger and the outcome of any such litigation; the potential adverse impact on Hillenbrand of contractual restrictions under the Merger Agreement that limit Hillenbrand’s ability to pursue business opportunities or strategic transactions; risks relating to significant transaction costs associated with the Merger and the possibility that the Merger may be more expensive to complete than anticipated; competitors’ responses to the Merger; global market and economic conditions, including those related to the continued volatility in the financial markets, including as a result of the United States (“U.S.”) administration’s recently announced tariffs and changed trade policies; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; increasing competition for highly skilled and talented workers, as well as labor shortages; closures or slowdowns and changes in labor costs and labor difficulties; uncertainty related to environmental regulation and industry standards, as well as physical risks of climate change; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; economic and financial conditions including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets; uncertainty in U.S. global trade policy and risks with governmental instability in certain parts of the world; Hillenbrand’s level of international sales and operations; negative effects of acquisitions, including the Schenck Process Food and Performance Materials business and Linxis Group SAS acquisitions, on Hillenbrand’s business, financial condition, results of operations and financial performance; competition in the industries in which Hillenbrand operates, including on price; cyclical demand for industrial capital goods; the ability to recognize the benefits of any acquisition or divestiture including the sale of the Milacron injection molding and extrusion business (the “Disposition”), including potential synergies and cost savings or the failure of Hillenbrand or any acquired company, or the Disposition, to achieve its plans and objectives generally; any strategic and operational initiatives implemented by the parties to the Disposition after the consummation of the Disposition; potential adverse effects of the announcement or results of the Disposition or the announcement or pendency of the Merger, or any failure to complete the Merger, on the market price of Hillenbrand’s common stock or on the ability of Hillenbrand to develop and maintain relationships with its personnel and customers, suppliers and others with whom it does business or otherwise on Hillenbrand’s business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from Hillenbrand’s ongoing business operations due to the Disposition or the Merger; impacts of decreases in demand or changes in technological advances, laws, or regulation on the net revenues that we derive from the plastics industry; the impact to Hillenbrand’s effective tax rate of changes in the mix of earnings or in tax laws and certain other tax-related matters; exposure to tax uncertainties and audits; involvement in claims, lawsuits, and governmental proceedings related to operations; uncertainty in the U.S. political and regulatory environment; adverse foreign currency fluctuations; and labor disruptions.

Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of certain factors that could cause actual results to differ from those contained in forward-looking statements, see the discussion under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on November 19, 2024, and in Part II, Item 1A of Hillenbrand’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on April 29, 2025, as well as other risks and uncertainties detailed in Hillenbrand’s filings with the SEC from time to time. The forward-looking information in this communication speaks only as of the date on which it is made. Hillenbrand undertakes no obligation to publicly update or revise any forward-looking statement, whether written or oral, to reflect new information or future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2025	HILLENBRAND, INC.

	By:	/s/ Nicholas R. Farrell
Nicholas R. Farrell
Senior Vice President, General Counsel, and Secretary